UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 22, 2014

The First of Long Island Corporation
(Exact name of the registrant as specified in its charter)

New York	001-32964	11-2672906
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10 Glen Head Road, Glen Head, New York	11545
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number) - (516) 671-4900

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 22, 2014, the stockholders of The First of Long Island Corporation (the “Company”) approved The First of Long Island Corporation 2014 Equity Incentive Plan (the “Plan”), which provides for the grant of stock-based incentive awards to officers, employees and directors of the Company.  A description of the material terms of the Plan is contained in the Company’s definitive proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 17, 2014.  A copy of the Plan is filed as Exhibit 10.1 hereto.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 22, 2014, the Company held its Annual Meeting of Stockholders.  At the Annual Meeting, stockholders considered and voted on the following matters, with a breakdown of the votes cast set forth below.

1.	The election of directors.

	For	Withheld	Broker Non-Vote

Allen E. Busching	6,002,358	79,399	1,943,541

Paul T. Canarick	5,904,894	176,863	1,943,541

Alexander L. Cover	5,906,097	175,660	1,943,541

J. Douglas Maxwell, Jr.	5,906,097	175,660	1,943,541

Stephen V. Murphy	6,013,777	67,980	1,943,541

Eric J. Tveter	5,999,878	81,879	1,943,541

2.	A non-binding, advisory vote to approve the compensation paid to the Company’s named executive officers, as disclosed in the proxy statement.

For	Against	Abstain	Broker Non-Vote

5,898,208	124,524	59,025	1,943,541

3.	The approval of an amendment to the Company’s Certificate of Incorporation to increase the authorized shares of common stock from twenty million (20,000,000) to forty million (40,000,000) shares.

For	Against	Abstain	Broker Non-Vote

7,047,228	960,491	17,578	1

4.	The approval of The First of Long Island Corporation 2014 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Vote

5,906,601	165,286	14,095	1,939,316

5.	The ratification of the reappointment of Crowe Horwath LLP as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2014.

For	Against	Abstain

7,993,307	20,288	11,703

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description

10.1
The First of Long Island Corporation 2014 Equity Incentive Plan (incorporated by reference to Appendix A to the proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 17, 2014).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The First of Long Island Corporation
(Registrant)

Dated: April 25, 2014	By:	/s/ Mark D. Curtis
Mark D. Curtis
Executive Vice President, Chief Financial
Officer and Treasurer
(principal financial officer)